UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 14, 2003
                                                  ---------------------



                          SigmaTron International, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                        0-23248                  36-3918470
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(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation)                 File number)           Identification No.)



2201 Landmeier Road, Elk Grove Village, Illinois                   60007
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (847) 956-8000
                                                    --------------




 (Former name or former address, if changed since last report).



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Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.


      Exhibit No.   Description of Exhibit
      -----------   ----------------------

        99.1 Press Release issued by SigmaTron International, Inc., dated July 14, 2003


Item 9.   Regulation FD Disclosure.

On July 14, 2003, SigmaTron International, Inc. issued a press release announcing its financial results for the year ended April 30, 2003 . A copy of the press release is attached as Exhibit 99.1. The information in this Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583 (March 27, 2003). Such information, including any exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 14, 2003


                                     SIGMATRON INTERNATIONAL, INC.


                                     By:   /s/ Gary R. Fairhead
                                           -----------------------------------
                                           Gary R. Fairhead
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Press Release issued by SigmaTron International, Inc., dated
                  July 14, 2003.